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                                 SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C. 20549

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                                              FORM 8-K

                                           CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)   September 19, 2001
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                                        eXcelon Corporation
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                         (Exact Name of Registrant as Specified in Charter)

        Delaware                               0-21041                            02-0424252
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(State or other jurisdic-                    (Commission                         (IRS Employer
  tion of incorporation)                     File Number)                    Identification Number)

                         25 Mall Road, Burlington, Massachusetts 01803-4194
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                         (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (781) 674-5000
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                                           Not Applicable
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                    (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 19, 2001,  eXcelon  acquired all of the outstanding  capital stock of C-bridge
Internet  Solutions,   Inc.,  a  Delaware  corporation,   pursuant  to  an  Agreement  and  Plan  of
Reorganization  dated  as of May 22,  2001  among  eXcelon,  Comet  Acquisition  Corp.,  a  Delaware corporation and a wholly owned subsidiary of eXcelon, and C-bridge.

         The acquisition was effected through a reverse triangular merger in which Comet Acquisition
Corp.  was merged  with and into  C-bridge,  and the  surviving  corporation  became a wholly  owned subsidiary of eXcelon.  Pursuant to the merger,  each outstanding share of C-bridge common stock was converted into the right to receive 1.2517 shares of eXcelon common stock.  Former  stockholders  of
C-bridge  will receive an aggregate of  approximately  27.1 million  shares of eXcelon  common stock pursuant to the merger. Options to purchase C-bridge common stock that were outstanding  immediately before the closing of the merger have been converted into options to purchase eXcelon common stock.

         C-bridge  is the  originator  and  provider  of the  iSolutions  approach  to  e-Enterprise consulting and services and is based in Boston, Massachusetts.

         The terms of the merger  agreement,  including the number of shares of eXcelon common stock to be issued in exchange for previously outstanding shares of C-bridge common stock, were the result of arm's-length negotiations between eXcelon and C-bridge.  eXcelon will account for the merger as a purchase transaction.

         In connection with the merger, the shareholders of eXcelon elected a new board of directors of the combined company, consisting of four current directors of eXcelon, Robert M. Agate, Gerald B.
Bay, Kevin J. Burns,  and Robert N. Goldman,  and four directors  designated by C-bridge,  Joseph L.
Badaracco, Jr., Joseph M. Bellini, Jeffrey Horing and Raymond J. Lane.

         The preceding discussion is only a summary and is qualified in its entirety by reference to the  merger  agreement,  which is filed as  Exhibit  2.1 to this  Current  Report on Form 8-K and is incorporated by reference herein.

         A copy of the joint press  release  issued by eXcelon and C-bridge on  September  19, 2001, which  announced the  completion of the merger,  is filed as Exhibit 20.1 to this Current  Report on
Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The  financial  statements  of  C-bridge  required  by this item  were  previously reported in  eXcelon's  Registration  Statement on Form S-4 relating to the merger
                  (File No. 333-63048) and are omitted from this Current Report on Form 8-K pursuant to Instruction B.3 to Form 8-K.

         (b)      Pro Forma Financial Information.

                  The pro forma financial  information required by this item was previously reported in eXcelon's  Registration  Statement on Form S-4 relating to the merger (File No.
                  333-63048)  and is  omitted  from  this  Current  Report on Form 8-K  pursuant  to
                  Instruction B.3 to Form 8-K.

         (c)      Exhibits.

         Exhibit
            No.            Description
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            2.1*           Agreement and Plan of Reorganization dated as of May 22, 2001 among eXcelon
                           Corporation, Comet Acquisition Corp. and C-bridge Internet Solutions, Inc.

            20.1           Joint press release, dated September 19, 2001, entitled "C-bridge and eXcelon
                           Complete Merger."

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         *  Incorporated by reference to Exhibit 2.1 to eXcelon's Registration Statement on Form S-4
            (File No. 333-63048).

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      EXCELON CORPORATION

                                                      By:      /s/ Lacey P. Brandt
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                                                           Lacey P. Brandt
                                                           Chief Financial Officer

October 3, 2001